(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

EMERGING ASIA
FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE           3    Ned Johnson on investing
                                   strategies.

FUND TALK                     4    The manager's review of fund
                                   performance, strategy and outlook.

INVESTMENT CHANGES            7    A summary of major shifts in the
                                   fund's investments over the past six
                                   months.

INVESTMENTS                   8    A complete list of the fund's
                                   investments with their market
                                   values.

FINANCIAL STATEMENTS          15   Statements of assets and liabilities,
                                   operations, and changes in net
                                   assets,
                                   as well as financial highlights.

NOTES                         19   Notes to the financial statements.

REPORT OF INDEPENDENT         23   The auditors' opinion.
ACCOUNTANTS

PROXY VOTE RESULTS            24   Shareholder proxy voting results.

DIVIDENDS AND DISTRIBUTIONS   25   Dividend reinvestment and cash
                                   purchase plan.

OTHER FUND INFORMATION        28   Changes and updates.


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT
COMPANY
ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF
ITS COMMON STOCK IN THE OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS,
CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first 10 months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Southeast Asian markets
turned in mixed results as returns
ran the gamut from positive to
negative across the region. For
the year ending October 31,
1996, the Morgan Stanley Capital
International Far East ex-Japan
Free Index returned 9.89%. Many
of the Asian tiger markets had
strong returns although South
Korea, Singapore, India and
Thailand were notable laggards.
Top markets such as Hong Kong
benefited from the rising value of
the property sector, solid
economic growth and stable
interest rates. The Philippines
also caught the eye of many
investors during the period in part
because of the archipelago's hot
property sector. Countries with
high savings rates - such as
Malaysia - continued to attract
investment. These countries
were able to undertake
large-scale projects such as
roads and airports. On the other
hand, slumping demand for
memory chips hurt leading
semiconductor producers in
South Korea and Singapore.
Additionally, despite shrinking
trade deficits in some countries,
declining export growth in the
region was a lingering concern
among investors.
An interview with Peter Phillips, Portfolio Manager of Fidelity Advisor Emerging Asia Fund, Inc.
Q. HOW DID THE FUND PERFORM, PETER?
A. For the 12 months ended October 31, 1996, the fund had a total return of 14.81% based on net asset value. (See Financial Highlights on page 18.) This compares to a total return of 13.52% for the blended Morgan Stanley Capital International Combined ex-Japan (Free) including Taiwan Index and the Morgan Stanley Capital International All Country Asia (Free) ex-Japan Index during the same time period. [Note: Prior to September 3, 1996, Morgan Stanley Capital International Index (MSCI) did not include Taiwan in the latter index and, accordingly, the fund was compared to the customized former Index. Starting on September 3, 1996, MSCI began to include Taiwan in the latter Index, making the customized former index obsolete for benchmark purposes. Going forward, the latter index will be the benchmark index against which the fund is compared.] Since this is a closed-end fund that trades on the New York Stock Exchange, we also need to look at the fund's market value return, which reflects gains or losses in the fund's share price over the period. The market value return was 16.26%. This means that if you bought a share of the fund one year ago at $11.875, you could have sold it on October 31, 1996 for $13.75. You have to keep in mind that all returns I've mentioned include reinvestment of dividends and capital gains, if any.
Q. LET'S START WITH HONG KONG. IT REMAINS THE FUND'S LARGEST COUNTRY WEIGHTING. WHY?
A. I believe that investing in Hong Kong is a way to capitalize on China's economic recovery. In fact, during the period I increased the fund's holdings in Hong Kong. My bottom-up research indicated that Hong Kong was poised to outperform other markets in Asia in anticipation of the economy strengthening in late 1996. It appeared that the property sector bottomed out in early 1996 and that consumer confidence seemed to be improving. Therefore, I've increased the fund's weightings in cyclical stocks - those stocks that tend to rise with a booming economy - specifically in construction companies and property developers such as Sun Hung Kai Properties and New World Development.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND'S INVESTMENTS IN TAIWAN?
A. Despite continuing tensions between Taiwan and the People's Republic of China, Taiwan has had the strongest market in Southeast Asia during the past six months. The fund took profits in stocks such as Cathay Life Insurance, China Development and Tatung.
Q. ALTHOUGH STILL THE LARGEST PORTION OF THE FUND'S INVESTMENTS, FINANCIAL HOLDINGS HAVE BEEN REDUCED DURING THE PERIOD. WHAT'S YOUR STRATEGY?
A. While the fund took profits and reinvested the proceeds in other areas, finance remained a strong and profitable area of focus for the fund. Generally, banks in the region are well-regulated and are growing faster than their respective economies as trade finance, consumer credit and leasing have expanded in most countries. Non-bank financial institutions were also attractive, and stocks such as Manhattan Card, a credit-card provider in Hong Kong, performed well during the period.
Q. WHAT OTHER CHANGES DID YOU MAKE TO THE FUND'S INVESTMENTS?
A. During the period, Thailand was one of the weakest of the emerging markets of Asia, suffering from reduced corporate earnings, sluggish exports, declining loan growth and weakness in the property market. As a result, I reduced the fund's investments there in the property and banking sectors. To capitalize on increasing consumer spending rates throughout the region, the fund continues to hold its investments in Rothmans, a tobacco company, and Kian Joo, a manufacturer of beverage cans. And, despite a general upswing in Southeast Asian economies, I've underweighted cyclical stocks such as electronics, steel and plastic due to large inventories and expected oversupply.
Q. WHAT WAS MOST DISAPPOINTING DURING THE PERIOD?
A. The biggest disappointment was the drag on performance that came from not owning the outperforming Taiwanese banks.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. Recently, a number of commentators and economists have suggested that the "Asian Miracle" is over. While it is unlikely that the significant outperformance of the regional stock markets will re-occur anytime soon, I don't think the outlook is as bleak as some market observers suggest. While slowing export growth, currency instability and political uncertainty remain a problem, intra-Asia investment and trade activity continue to grow at a fast pace. If properly handled, I think this environment provides a way for the best companies to compete, remain strong and grow.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Asian
emerging market issuers
START DATE: March 25, 1994
SIZE: as of October 31, 1996,
more than $134 million
MANAGER: Peter Phillips,
since 1994, joined Fidelity in
1987
(checkmark)
PETER PHILLIPS ON INVESTING IN
CHINA:
"Following a multi-year
campaign by the government
to reduce inflation, the Chinese
economy is finally beginning
to look healthier than it did just
one year ago. Credit is
becoming more available and
at the same time, credit
demand has diminished
slightly as many
manufacturers and
distributors have begun to
reduce inventories - helping
to smooth the domestic
economy from more volatile
levels.
"Hong Kong and Taiwan
continue to strengthen their
links with mainland China,
and I believe that investing in
Hong Kong and Taiwan is a
prudent way of participating in
China's economic recovery. In
spite of the improving
economic and political
conditions in mainland China,
there are still problems with
investing in mainland firms
because of the poor quality
of financial disclosure and
access to management."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1996
                                 % OF FUND'S    % OF FUND'S
                                 INVESTMENTS    INVESTMENTS
                                                IN THESE STOCKS
                                                6 MONTHS AGO

Sun Hung Kai Properties Ltd.     4.9            3.7

Hang Seng Bank Ltd.              4.4            2.2

Swire Pacific Ltd. Class A       3.9            3.7

Hutchison Whampoa Ltd. Ord.      3.6            3.1

Cheung Kong Holdings Ltd.        3.6            2.4

New World Development Co. Ltd.   2.9            1.7

Korea Electric Power Corp.       2.5            1.3

Hong Kong & China Gas Co. Ltd.   2.3            1.4

Cathay Life Insurance Co. Ltd.   2.2            3.1

Telekom Malaysia BHD             2.1            2.4

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1996
                             % OF FUND'S    % OF FUND'S
                             INVESTMENTS    INVESTMENTS
                                            IN THESE MARKET SECTORS
                                            6 MONTHS AGO

Finance                      26.5           30.7

Construction & Real Estate   20.2           16.6

Utilities                    13.1           13.3

Media & Leisure              6.2            8.1

Transportation               5.5            6.0

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996 AS OF APRIL 30, 1996
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 49.0
Row: 1, Col: 4, Value: 49.0
Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 50.0
Row: 1, Col: 4, Value: 50.0
Stocks 98.3%
Short-term
Investments 1.7%
Stocks 100.0%
Short-term
Investments 0.0%
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.3%
 SHARES VALUE (NOTE 1)
BANGLADESH - 0.0%
Advanced Chemical Industries  7,550 $ 62,658
BERMUDA - 0.3%
FPB Bank Holding Co. Ltd.   498,000  214,150
Mandarin Oriental International Ltd.   123,000  166,050
  380,200
HONG KONG - 33.7%
Cheung Kong Holdings Ltd.   590,000  4,730,866
Dah Sing Financial Holdings Ltd.   154,800  547,552
Great Eagle Holdings Ltd.   159,959  514,082
HSBC Holdings PLC  29,800  610,421
Hang Seng Bank Ltd.   497,000  5,897,384
Hong Kong & China Gas Co. Ltd.   1,737,262  3,055,633
Hong Kong & Shanghai Hotels  346,000  635,421
Hong Kong Telecommunications Ltd.   1,103,200  1,944,390
Hutchison Whampoa Ltd. Ord.   686,000  4,790,875
Hysan Development Co. Ltd.   233,000  747,316
JCG Holdings Ltd.   760,000  707,690
Johnson Electric Holdings Ltd.   125,000  273,208
Manhattan Card Co. Ltd.   1,216,000  601,536
National Mutual Asia Ltd.   264,000  221,929
New World Development Co. Ltd.  652,945  3,800,021
Sime Darby Hongkong Ltd.   142,000  168,038
Sun Hung Kai Properties Ltd.   578,000  6,578,205
Swire Pacific Ltd. Class A  594,000  5,243,074
Television Broadcast Ltd. Ord.   165,000  578,296
Varitronix International Ltd.   180,000  328,238
Wharf Holdings Ltd. (b)   498,000  2,054,551
Wing Hang Bank Ltd.   188,000  756,163
  44,784,889
INDIA - 6.0%
Bajaj Auto Ltd.  17,500  468,750
Bharat Petroleum Corp. Ltd.   40,000  319,888
Brooke Bond Lipton India Ltd.   20,000  183,753
Crompton Greaves Ltd.   25,000  98,039
Digital Equipment Ltd.   70,000  144,608
East India Hotels Ltd.   18,000  273,259
Essel Packaging Ltd.   4,050  12,706
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDIA - CONTINUED
Gujarat Ambuja Cement Ltd. GDR  35,280 $ 273,420
Gujarat Gas Co. Ltd.   30,000  97,689
Hindalco Industries Ltd.   5,750  85,235
Hindustan Lever Ltd.  40,550  892,171
Hindustan Petroleum Corp. Ltd.   36,900  325,603
Housing Development Finance Corp. Ltd.   9,000  590,702
ITC Ltd.   70,000  592,409
India Cements Ltd.   25,000  70,028
Industrial Credit & Investments Corp. Ltd. (a)  158,300  266,000
Industrial Development Bank of India  80,000  234,174
Kotak Mahindra Finance Ltd.  500  1,029
Mahanagar Telephone Nigam Ltd. (a)  148,500  939,957
Mahindra & Mahindra Ltd.  50,000  441,176
Mukand Ltd.   500  1,275
Procter & Gamble India Ltd.   10,000  143,417
Ranbaxy Laboratories Ltd.   8,900  154,503
State Bank of India  112,000  718,524
Tata Engineering & Locomotive Ltd.   16,000  184,202
Tata Engineering & Locomotive Ltd. GDR  7,500  90,000
Tube Investments of India Ltd. GDR unit  11,667  14,220
Videsh Sanchar Nigam Ltd.   15,000  399,160
Zee Telefilms Ltd.   100  316
  8,016,213
INDONESIA - 6.4%
Astra International PT (For. Reg.)  490,500  1,021,306
Bank Bira (For. Reg.)  165,000  161,154
Bank International Indonesia PT (For. Reg.)  510,595  822,021
Citra Marga Nusadhala Persada PT (For. Reg.)  420,000  306,530
Gudang Garam PT (For. Reg.)  424,000  1,692,871
Indah Kiat Pulp & Paper (For. Reg.)  677,322  530,681
Indo Rama Synthetics PT (For. Reg.)  61,000  174,151
Kalbe Farma (For. Reg.)  400,000  472,245
Lippo Securities PT (For. Reg.)  720,000  440,476
Panin Bank PT (For. Reg.)  232,500  232,071
Ramayana Lestari Sentosa PT (For. Reg.) (a)  120,000  203,495
Semen Gresik (For. Reg.)  167,500  481,798
Telkom PT (For. Reg.)  1,290,000  1,924,507
Tempo-Scan Pacific (For. Reg.)  53,000  87,602
  8,550,908
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 4.9%
Cho Hung Bank Co. Ltd.   6,500 $ 68,182
Hyundai Engineering & Construction Co. Ltd. (a)  4,800  147,791
Hyundai Motor Co. Ltd. sponsored GDR (a)  7,500  78,750
Hyundai Motor Service Co. Ltd.   2,200  71,092
Hyundai Motor Service Co. Ltd. (New) (a)  285  8,899
Korea Electric Power Corp.   114,000  3,352,737
Korea Mobile Telecommunications Corp.   980  980,296
Korea Exchange Bank  39,000  382,802
Lg Information & Communications Ltd.   1,400  142,330
Pohang Iron & Steel Co. Ltd.   4,000  254,886
Samsung Electronics Co. Ltd. (vtg.)  17  1,195
Samsung Fire & Marine Insurance  910  474,907
Shinhan Bank  22,094  440,997
Sungmi Telecom Co.   220  47,416
  6,452,280
MALAYSIA - 17.1%
Affin Holdings BHD  216,000  555,578
Amway Holding BHD (a)  50,000  298,761
Berjaya Sports Toto BHD  600,000  2,255,550
Carlsberg Brewery BHD  42,000  294,171
Ekran BHD Ord.   123,000  515,927
EON (Edaran Otomobil Nasional) BHD  202,000  1,886,431
Jaya Tiasa Holdings BHD  40,000  226,346
Kian Joo Can Factory BHD  271,500  1,482,609
Kwong Yik Bank BHD  21,000  57,754
Magnum Corp. BHD  135,000  232,915
Malayan Banking BHD  181,000  1,790,590
Nylex Malaysia SDN BHD  164,000  360,176
Petronas Dagangan BHD  90,000  265,324
Public Bank BHD (For. Reg.)  449,333  842,799
Resorts World BHD  205,000  1,176,249
Rothmans of Pall Mall Malaysia BHD  190,000  1,872,106
Sime Darby BHD (a)  542,000  1,919,552
Telekom Malaysia BHD  312,000  2,753,195
Time Engineering BHD  128,000  250,216
United Engineers BHD  293,000  2,318,864
YTL Corp. BHD  254,500  1,369,633
  22,724,746
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PAKISTAN - 0.0%
Askari Commercial Bank (a)  55 $ 31
Askari Leasing Ltd. (a)  71,700  23,829
DG Kahn Cement Ltd. (a)  110  22
National Development Leasing Corp. (a)  12,500  2,049
Pak Electron Ltd. (a)  55  18
Sui Southern Gas Pipelines Ltd. (a)  1,755  1,320
  27,269
PHILIPPINES - 2.7%
Ayala Land, Inc. Class B  814,000  867,275
Benpress Holdings Corp. GDR (a)(b)  6,930  50,243
Benpress Holdings Corp. GDR (a)  57,400  416,150
Filinvest Land, Inc. Ord. (a)  278,000  94,148
Manila Electric Co. Class B  147,400  1,082,504
Petron Corp.   1,600,000  468,798
Philippine Commercial International Bank  23,000  297,565
Pilipino Telephone Corp. (a)  308,000  272,489
  3,549,172
SINGAPORE - 10.4%
City Developments Ltd.   129,000  1,015,892
Cycle & Carriage Ltd.   26,000  273,005
Datacraft Asia Ltd.   393,000  463,740
DBS Land Ltd.   150,000  472,508
Development Bank of Singapore Ltd. (For. Reg.)  68,000  815,325
Hong Leong Finance Ltd. (For. Reg.)  360,000  1,098,262
Keppel Corp. Ltd.   151,000  1,124,867
Overseas Chinese Banking Corp.   185,400  2,117,730
Parkway Holdings Ltd. (a)  150,000  558,709
Singapore Finance Ltd.   110,400  158,218
Singapore Finance Ltd. (warrants) (a)  11,325  6,106
Singapore International Airlines Ltd.   165,000  1,451,579
Singapore Press Holdings Ltd. (For. Reg.)  93,000  1,543,952
United Industrial Corp. Ltd.   344,000  285,548
United Overseas Bank Ltd. (For. Reg.)  253,400  2,462,987
  13,848,428
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TAIWAN (FREE CHINA) - 10.7%
Acer, Inc. (a)  355,090 $ 505,429
Asia Cement Corp.   541,350  982,843
Cathay Construction Co. Ltd.   454,900  751,560
Cathay Life Insurance Co. Ltd.   499,300  2,991,449
China Development Corp.   496,338  1,333,661
China Motor Co. Ltd.   438,000  675,926
China Steel Corp.   1,154,000  1,026,616
First International Computer (a)  10,674  15,271
Formosa Chemical & Fibre  417,000  505,730
Formosa Plastic  267,303  601,771
ICBC (International Commerce Bank of China)  244,000  722,077
Kinpo Electronics, Inc.   54  67
Nan Ya Plastics Corp.   31,964  61,514
Phoenixtec Power Company (a)  191,500  312,908
President Enterprises Corp. (a)  387,200  544,105
Tatung Co.   700,000  1,334,423
Taiwan Secom Co. (a)  242,250  791,667
Wan Hai Lines Ltd.   256,000  720,407
Yung Shin Pharmaceutical Industries Co. Ltd.  166,355  413,773
  14,291,197
THAILAND - 5.9%
Bangkok Bank Ltd. (For. Reg.)  93,200  993,549
BEC World PCL (For. Reg.) (a)  22,000  210,386
Electricity Generating PCL (For. Reg.)  85,200  247,102
Finance One PCL (For. Reg.)  56,000  158,025
First Bangkok City Bank PCL (For. Reg.)  239,250  276,617
Grammy Entertainment PCL (For. Reg.)  8,100  92,063
Industrial Finance Corp. (For. Reg.)  98,000  288,066
Krung Thai Bank Ltd. (For. Reg.)  362,000  993,141
Krungthai Thanakit PCL (For. Reg.)  85,700  261,987
Matichon Newspaper Group PCL (For. Reg.)  26,900  104,374
National Finance & Securities PCL (For. Reg.)  62,000  117,852
Phatra Thanakit PCL (For. Reg.)  22,600  83,704
PTT Exploration & Production (For. Reg.)  65,300  936,696
Siam Cement PCL (For. Reg.)  26,200  895,411
Siam Commercial Bank PCL (For. Reg.)  30,000  272,781
Siam Makro PCL (For. Reg.)  43,000  183,696
Total Access Communication PCL  40,000  276,000
Total Access Communication PCL (For. Reg.)  20,000  137,958
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
THAILAND - CONTINUED
Thai Farmers Bank PCL  54,000 $ 412,698
Thai Farmers Bank PCL (For. Reg.) (warrants) (a)  6,750  -
Thai Military Bank Ltd. (For. Reg.)  395,800  915,234
  7,857,340
VIETNAM - 0.2%
Vietnam Enterprise Investments Ltd. (a)(b)  250,000  252,500
TOTAL COMMON STOCKS
(Cost $117,359,985)   130,797,800
CASH EQUIVALENTS - 1.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements,
(U.S. Treasury obligations) in a joint
trading account at 5.54%, dated
10/31/96 due 11/1/96  $ 2,258,347  2,258,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $119,617,985)  $ 133,055,800
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,357,294 or 1.8% of net assets.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $119,619,861. Net unrealized appreciation aggregated $13,435,939, of which $21,426,290 related to appreciated investment securities and $7,990,351 related to depreciated investment securities.
The fund hereby designates approximately $3,406,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $2,581,819 or $0.31 per share. Taxes accrued or paid to foreign countries were $425,449 or $0.05 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.8%
Basic Industries    3.2
Cash Equivalents   1.7
Construction & Real Estate    20.2
Durables    4.2
Energy    1.5
Finance    26.5
Health    1.0
Holding Companies   1.7
Industrial Machinery &
 Equipment   5.5
Media & Leisure   6.2
Nondurables   4.1
Retail & Wholesale   1.7
Services    1.5
Technology    1.6
Transportation   5.5
Utilities   13.1
     100.0%
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase                    $ 133,055,800
agreements of $2,258,000) (cost $119,617,985) -
See accompanying schedule

Cash                                                                         1,047

Foreign currency held at value                                               1,871,069
New Taiwan dollars (cost $1,871,027)

Receivable for investments sold                                              545,387

Dividends receivable                                                         127,751

Deferred organizational expenses                                             89,250

 TOTAL ASSETS                                                                135,690,304

LIABILITIES

Payable for investments purchased                               $ 779,772

Accrued management fee                                           115,941

Other payables and accrued expenses                              180,526

 TOTAL LIABILITIES                                                           1,076,239

NET ASSETS                                                                  $ 134,614,065

Net Assets consist of:

Paid in capital                                                             $ 118,177,525

Distributions in excess of net investment income                             (404,110)

Accumulated undistributed net realized gain (loss) on                        3,403,716
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                13,436,934
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 8,447,093 shares outstanding                                $ 134,614,065

NET ASSET VALUE ($134,614,065 (divided by) 8,447,093 shares)                 $15.94


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                        $ 2,515,027
Dividends

Interest                                                                  169,196

                                                                          2,684,223

Less foreign taxes withheld                                               (425,449)

 TOTAL INCOME                                                             2,258,774

EXPENSES

Management fee                                             $ 1,317,006
Basic fee

 Performance adjustment                                     20,696

Transfer agent fees                                         14,241

Administrative fees and expenses                            263,659

Directors' compensation                                     43,752

Custodian fees and expenses                                 273,652

Registration fees                                           250

Audit                                                       80,397

Legal                                                       50,291

Amortization of organization expenses                       38,250

Reports to shareholders                                     28,085

Miscellaneous                                               22,447

 Total expenses before reductions                           2,152,726

 Expense reductions                                         (5,979)       2,146,747

NET INVESTMENT INCOME                                                     112,027

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      6,234,238

 Foreign currency transactions                              (388,731)     5,845,507

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      11,215,883

 Assets and liabilities in foreign currencies               193,965       11,409,848

NET GAIN (LOSS)                                                           17,255,355

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 17,367,382
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED      YEAR ENDED
                                                            OCTOBER 31,     OCTOBER 31,
                                                            1996            1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 112,027       $ 96,949
Net investment income

 Net realized gain (loss)                                    5,845,507       (1,511,123)

 Change in net unrealized appreciation (depreciation)        11,409,848      (13,993,331)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             17,367,382      (15,407,505)
FROM OPERATIONS

Distributions to shareholders                                (112,027)       (315,333)
From net investment income

 In excess of net investment income                          (394,799)       (746,725)

 From net realized gain                                      -               (856,462)

 In excess of net realized gain                              -               (193,253)

 TOTAL DISTRIBUTIONS                                         (506,826)       (2,111,773)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    16,860,556      (17,519,278)

NET ASSETS

 Beginning of period                                         117,753,509     135,272,787

 End of period (including distributions in excess of net    $ 134,614,065   $ 117,753,509
investment income of $404,110 and $242,717,
respectively)


FINANCIAL HIGHLIGHTS
      YEARS ENDED          MARCH 25, 1994
      OCTOBER 31,          (COMMENCEMENT
                           OF OPERATIONS) TO
                           OCTOBER 31,

      1996          1995   1994


SELECTED PER-SHARE DATA H

Net asset value, beginning of period             $ 13.94     $ 16.01     $ 14.10

Income from Investment Operations

 Net investment income                            .01         .01         .03

 Net realized and unrealized gain (loss)          2.05        (1.83)      1.97

 Total from investment operations                 2.06        (1.82)      2.00

Less Distributions

 From net investment income                       (.01)       (.04)       -

 In excess of net investment income               (.05)       (.09)       -

 From net realized gain                           -           (.10)       -

 In excess of net realized gain                   -           (.02)       -

 Total distributions                              (.06)       (.25)       -

Antidilution resulting from additional            -           -           .02
offering of shares

Offering expenses                                 -           -           (.11)

Net asset value, end of period                   $ 15.94     $ 13.94     $ 16.01

Market value, end of period                      $ 13.750    $ 11.875    $ 15.125

TOTAL RETURN B                                    16.26%      (19.82)%    .83% D
Market value E

 Net asset value C, F                             14.81%      (11.08)%    14.27% G

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)          $ 134,614   $ 117,754   $ 135,273

Ratio of expenses to average net assets           1.63%       1.68%       1.70% A,
                                                             J            J

Ratio of net investment income to average net     .09%        .08%        .29% A
assets

Portfolio turnover rate                           63%         69%         70% A

Average commission rate I                        $ .0134


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL MARKET VALUE RETURN INCLUDES ONE TIME SALES LOAD OF 6% PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING.
E TOTAL MARKET VALUE RETURN REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
F TOTAL NET ASSET VALUE RETURN REFLECTS THE EFFECTS OF CHANGES IN THE FUND'S NET ASSET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDERS' INVESTMENT IN THE FUND BASED ON MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
G TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF ANTIDILUTION, OFFERING EXPENSES AND THE ONE TIME SALES CHARGE.
H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
J AMOUNTS HAVE BEEN ADJUSTED TO CONFORM WITH CURRENT PERIOD PRESENTATION. NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Emerging Asia Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.
There are 100,000,000 shares of $.001 par value common stock authorized. Commencing in the first calender quarter of 1997, and on each calendar quarter thereafter, the Board of Directors of the fund may, under certain circumstances, conduct a tender offer to repurchase up to ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local share in the principal market in which such securities are normally traded. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable, based upon its current interpretation of the tax rules and regulations that exist in markets in which it invests. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. In addition, stock dividends received on most Taiwanese stocks are taxable at 20% of the par value of the stock received.
DEFERRED ORGANIZATION EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $191,250 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the
Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on the valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment manager, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $83,928,689 and $79,670,398, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment manager, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets. The fee is
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
subject to a performance adjustment (up to a maximum of (plus/minus) .25% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of 1.02% of average net assets after the performance adjustment.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee, including any performance adjustment.
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity International Limited (FIL), an affiliate of FMR, has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FIL receives a monthly fee at an annual rate of .20% of the fund's average net assets. FIL has contracted all of these services to Fidelity Service Co., a division of FMR.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,535 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $444 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Fidelity Advisor Emerging Asia Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1996
PROXY VOTING RESULTS


The annual meeting of the fund's shareholders was held on June 19, 1996. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect two Class II Directors (Messrs. Burkhead and Yunich) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1999, or until their successors are duly elected and qualified.
 # OF % OF
 SHARES VOTED SHARES VOTED
J. GARY BURKHEAD (CLASS II DIRECTOR)
Affirmative     5,195,276    97.871

Withheld        112,988      2.129

TOTAL           5,308,264    100.00

DAVID L. YUNICH (CLASS II DIRECTOR)
Affirmative     5,192,525    97.820

Withheld        115,739      2.180

TOTAL           5,308,264    100.00

PROPOSAL 2
To ratify the selection of Price Waterhouse LLP as independent accountants of the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     5,229,967    98.525

Against         55,025       1.037

Abstain         23,272       0.438

TOTAL           5,308,264    100.00

DIVIDENDS AND DISTRIBUTIONS


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.




ADDRESS
Fidelity Advisor Emerging
Asia Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d, Director and President
J. Gary Burkhead, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
William Ebsworth, Vice President
Peter F. Phillips, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Stuart E. Fross, Assistant Secretary
John H. Costello, Assistant Treasurer
Pradip Darooka, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(registered trademark)